EXHIBIT 99.2

BIGBREAK 101 LIMITED GROUP
Balance Sheets
	March 31, 2019	December 31, 2018
ASSETS
Current Assets
Cash and cash equivalents	$-	$10,974
Other current assets	44,177	34,606
Total Current Assets	44,177	45,580

TOTAL ASSETS	$44,177	$45,580

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Total Liabilities	$-	$-

Stockholders’ Equity
Owner’s withdraws	(76,094)	(64,289)
Retained earnings	120,271	109,869
Total Stockholders’ Equity ( Deficit)	44,177	45,580
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$44,177	$45,580

The accompanying notes are an integral part of these financial statements.

BIGBREAK 101 LIMITED GROUP
Statements of Operations

	ThreeMonthsEnded
	March31,
	2019	2018

REVENUE	$12,500	$47,800

OPERATING EXPENSES
Cost of Services	1,983	6,004
General and administrative	115	122
Total Operating Expenses	2,098	6,126

PROFIT FROM OPERATIONS	10,402	41,674

PROFIT BEFORE INCOME TAXES	10,402	41,674
Provision for income taxes	-	-

NET PROFIT	$10,402	$41,674

The accompanying notes are an integral part of these financial statements.

BIGBREAK 101 LIMITED GROUP
Statements of Owner’s’ Equity (Deficit)
For the Three Months Ended March 31, 2019
			Total
	Owner’s	Retained	Owner’s
	Withdraws	Earnings	Equity

Balance - December 31, 2017	$(10,977)	$10,977	$-
Owner’s deposits	-	-
Owner’s withdrawal	(29,669)	-	(29,669)
Net profit	-	41,674	41,674
Balance - March 31, 2018	(40,646)	52,651	12,006

Owner’s deposits	-	-	-
Owner’s withdrawal	(23,643)	-	(23,643)
Net profit	-	57,218	57,218
Balance - December 31, 2018	$(64,289)	$109,869	$45,580

Owner’s deposits
Owner’s withdrawal	(11,805)	-	(11,805)
Net profit	-	10,402	10,402
Balance - March 31, 2019	$(76,094)	$120,271	$44,177

The accompanying notes are an integral part of these financial statements.

BIGBREAK 101 LIMITED GROUP
Statements of Cash Flows

	Three Months Ended
	March 31,
	2019	2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net profit	$10,402	$41,674
Changes in operating assets and liabilities:
Accounts receivable	-	(800)
Other current assets	(9,571)	(7,207)
Net cash provided by operating activities	831	33,667

CASH FLOWS FROM FINANCING ACTIVITIES
Payments made by owner	-	-
Owner’s withdrawal	(11,805)	(29,668)
Net cash used in financing activities	(11,805)	(29,668)

Net increase (decrease) in cash and cash equivalents	(10,974)	3,999
Cash and cash equivalents - beginning of period	10,974	-
Cash and cash equivalents - end of period	$(0)	$3,999

Supplemental Cash Flow Disclosures
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

BIGBREAK 101 LIMITED GROUP

Notes to the Financial Statements

March 31, 2019

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

BigBreak 101 Limited Group (the “Company”) operates as a sole proprietorship out of Los Angeles, CA. The Company’s fiscal year end is December 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments. The Company does not currently have any accounting estimates.

Financial Instruments

The Company follows ASC 820, “Fair Value Measurements and Disclosures”, which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 606,”Revenue Recognition.”

The Company recognizes revenue from contracts based on the following:

-	Step 1: identify contracts with customers
-	Step 2: identify the performance obligations in the contract
-	Step 3: determine the transaction price
-	Step 4: allocate the transaction price to the performance obligations in the contract
-	Step 5: recognize revenue when/as the entity satisfies the obligation

The Company receives collection on payments upon completion of the respective contract.

Accounts Receivable

The Company records accounts receivable in accordance with ASC 310, “Receivables.” Receivables consist of sale of products and services that have been made, but cash has not yet been received. The terms of receivables are typically 30 days after sale. As of March 31, 2019, and December 31, 2018, amounts of nil were recorded as accounts receivable.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, “Leases” (“ASC 842”). The guidance requires lessees to recognize almost all leases on their balance sheet as a right-of-use asset and a lease liability. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating or finance. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model and the new revenue recognition standard. Existing sale-leaseback guidance, including guidance for real estate, is replaced with a new model applicable to both lessees and lessors. ASC 842 is effective for fiscal years beginning after December 15, 2018. The Company is evaluating the adoption of ASC 842, but has not determined the effects it may have on the Company’s financial statements.

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – INCOME TAXES

From October 20, 2017 to March 31, 2019, the Company operated as a sole proprietorship, and therefore the Company’s owners were attributed with taxable income from inception through the period ending March 31, 2019. The Company does not have an income tax expense accrual as of March 31, 2019 or December 31, 2018, as the Company’s net income liabilities are attributed personally to the owners. No income tax provision has been recorded as of March 31, 2019, or 2018.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that it is adequately insured for its operations and there are no current matters that would have a material effect on the Company’s financial position or results of operations. For the period ending March 31, 2019 and December 31, 2018, no litigation matters were noted.

NOTE 5 – RELATED PARTY TRANSACTIONS

During the period ending March 31, 2019, the owner withdrew $11,805 from and deposited $0 into the Company.

During the period ending March 31, 2018, the owner withdrew $29,669 from and deposited $0 into the Company

During the period of October 10, 2017 (inception) to March 31, 2019, the owner withdrew $76,094 from and deposited $0 into the Company.